SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 12, 2006

THE MACERICH COMPANY

(Exact Name of Registrant as Specified in its Charter)

MARYLAND	1-12504	95-4448705
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

401 Wilshire Boulevard, Suite 700, Santa Monica, California 90401
(Address of principal executive office, including zip code)

Registrant’s telephone number, including area code  (310) 394-6000

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02                   Departure of Directors or Principal Officers; Election of Directors;
 Appointment of Principal Officers.

On July 12, 2006, David Contis, Executive Vice President and Chief Operating Officer of The Macerich Company, provided notice that he will be leaving the Company effective January 31, 2007, to become President of Equity Group Investments, reporting to Sam Zell.  Equity Group Investments is a privately-held investment company founded by Sam Zell and headquartered in Chicago, Illinois.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, The Macerich Company has duly caused this report to be signed by the undersigned, hereunto duly authorized, in the City of Santa Monica, State of California, on July 18, 2006.

THE MACERICH COMPANY
By: RICHARD A. BAYER
/s/ Richard A. Bayer
Executive Vice President, Chief Legal Officer and Secretary